EXHIBIT 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS
                               UNDER 18 U.S.C 1350

In connection with the Quarterly Report on Form 10-QSB of Ovation Products Corporation for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that:

A) The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.


                                                         /s/ Robert R. MacDonald
                                                        ------------------------
                                                             Robert R. MacDonald
                                                         Chief Executive Officer


                                                            /s/ Christine J. Cox
                                                        ------------------------
                                                                Christine J. Cox
                                                         Chief Financial Officer

Date: August 15, 2005